                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS


     We hereby consent to the incorporation by reference in this annual report on Form 10-K of Sun Bancorp, Inc. for the year ended December 31, 2000 of our report dated February 16, 2001 which appears on page 36 of the annual report to shareholders for the year ended December 31, 2000.

                                          /s/ Parente Randolph, PC
                                          ------------------------

Williamsport, Pennsylvania
March 22, 2001